                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement   [  ] Confidential, For Use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                        Eaton Vance Income Fund of Boston
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5)   Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3)   Filing Party:
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(4)   Date Filed:
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


                       EATON VANCE INCOME FUND OF BOSTON
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109



                                              April 24, 2001



Dear Shareholders:

       On June 15, 2001, a Special Meeting of Shareholders of Eaton Vance Income Fund of Boston (the "Fund") will be held. Your vote is important, no matter how many shares you own. If the required votes are not received by June 15, 2001, it will be necessary to send further mailings to secure it. This is a costly process and is paid for by the Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

       The Meeting is being held to consider the election of Trustees, each of whom oversees the Fund's operations.

       Another purpose of the Meeting is to consider proposals to adopt the master-feeder mutual fund structure for the Fund. This structure may enable the Fund to achieve a lower ratio of operating expenses to net assets. As a result, Fund shareholders may eventually enjoy higher investment returns.

       The Fund's Trustees have approved all the proposals and believe they will benefit you as shareholders.

                                              For the Board of Trustees,



                                              James B. Hawkes,
                                              President and Trustee






   SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO OBTAIN A QUORUM AT THE MEETING. THIS IS
             IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                        EATON VANCE INCOME FUND OF BOSTON
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                      April 24, 2001


                    Notice of Special Meeting of Shareholders
                             To Be Held May 31, 2001

       A Special Meeting of the Shareholders of Eaton Vance Income Fund of Boston (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on June 15, 2001, commencing at 1:30 P.M. (Boston time), for the following purposes:

     1. To consider and act upon a proposal to elect seven Trustees of the Fund.

     2. To consider and act upon a proposal to adopt a new investment policy to authorize the Fund to invest its investable assets in one or more other investment companies sponsored by Eaton Vance Management with investment policies consistent with those of the Fund.

     3. To consider and act upon a proposal to authorize the Fund to vote at a meeting of holders of interests in the Boston Income Portfolio to (A) elect a board of trustees of the Portfolio; and (B) approve the Investment Advisory Agreement (as set forth in Exhibit A to the accompanying Proxy Statement) between the Portfolio and its investment adviser, Boston Management and Research (a subsidiary of Eaton Vance Management).

     4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

       These proposals are discussed in greater detail in the following pages.

       The Meeting is called pursuant to the By-Laws of the Fund. The Trustees of the Fund have fixed the close of business on April 12, 2001 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                               By Order of the Board of Trustees



                                               Alan R. Dynner
                                               Secretary

April 24, 2001



IMPORTANT -- Shareholders can help the Trustees avoid the necessity and additional expense to the Fund of further solicitations to insure a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                        EATON VANCE INCOME FUND OF BOSTON
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                                April 24, 2001



                                 PROXY STATEMENT


       A proxy is enclosed with the foregoing Notice of a Special Meeting of the Shareholders of Eaton Vance Income Fund of Boston (the "Fund") to be held June 15, 2001 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's transfer agent, PFPC, Inc. P.O. Box 9653, Providence, RI 02904-9653, or by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being initially mailed to shareholders on or about April 24, 2001.

       The Trustees have fixed the close of business April 12, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of April 12, 2001, there were __________ shares of beneficial interest of the Fund outstanding consisting of Class A Shares and Class I shares. [As of such date, Charles Schwab & Co., Inc. of San Francisco, CA and Merrill Lynch, Pierce, Fenner & Smith, Inc. of Jacksonville, FL, broker-dealers, held of record ____% and ____%, respectively, of the outstanding Class A shares which they held on behalf of their customers who are the beneficial owners of such shares and as to which they have voting power under certain limited circumstances. Such firms have informed the Fund that none of its customers beneficially owned more than 5% of the outstanding Class A shares. As of April 12, 2001, to the knowledge of the Fund, no person owned of record or beneficially 5% or more of the outstanding Class I shares of the Fund.] As of April 12, 2001, to the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the Fund's outstanding shares. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund. Shareholders of both Classes of shares of the Fund will vote jointly on all items.

       The Trustees know of no business other than that mentioned in Items 1 through 3 of the Notice of the Meeting, which will be presented at the meeting. If any other matter is properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

                      PROPOSAL 1. ELECTION OF FUND TRUSTEES

       The Board of Trustees has nominated seven persons to serve on the Board, which currently consists of four of such persons. These seven persons serve on the Boards of Trustees of almost all registered investment companies sponsored by Eaton Vance.

       The Investment Company Act of 1940 (the "Act") contains a requirement that no person shall serve as a Trustee of the Fund unless elected to that office by the shareholders at a shareholders' meeting called for that purpose, except that vacancies occurring between meetings of shareholders may be filled in any otherwise legal manner if immediately after filing such vacancy at least two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders at a shareholders' meeting. Messrs. Dwight, Hayes and Reamer have been elected by shareholders to serve as Trustees. Mr. Hawkes was elected by such Trustees pursuant to the By-Laws of the Fund at a meeting of the Board held on November 16, 1998 and has served as a Trustee since then. The Nominating Committee of the Board recommended the nomination as Trustees of Ms. Bibliowicz, Ms. Stout and Mr. Treynor. They were nominated by the Trustees pursuant to the By-Laws of the Fund at a meeting of the Board held on March 15, 2001, and cannot serve unless elected by shareholders.

         Additional Trustees serving on the Fund's Board will allow the Fund to benefit from the expertise and experience of the new Board members. Committee membership of the Fund set forth below would change to be consistent with that of other Eaton Vance sponsored funds.

       The nominees and their principal occupations for at least the last five years are as follows. The nominee whose name is followed by an asterisk (*) is an "interested person" (as defined in the Act) by reason of his affiliations with the Fund; Eaton Vance Management ("EVM"), the Fund's investment adviser, Boston Management and Research ("BMR"), the Portfolio's investment adviser and a wholly-owned subsidiary of EVM; Eaton Vance Distributors, Inc. ("EVD"), the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM; or Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of Eaton Vance Business Trust ("EVBT"), which owns all the outstanding stock of EVM; or of EVM's and BMR's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVD, EVC, EVBT, BMR and their affiliates are sometimes referred to collectively as the "EVC organization"). The Trustee whose name is followed by two asterisks (**) is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of the Fund and of other Funds for which EVM or BMR acts as investment adviser.

                                    TRUSTEES

Name and                                      Principal Occupations
Other Information                             Over Past Five Years

Jessica  M. Bibliowicz**    Ms.  Bibliowicz  is  President  and Chief  Executive
Age:  41.                   Officer of National Financial  Partners (a financial
                            services  company)  (since  April  1999).   She  was
                            formerly President  and Chief  Operating  Officer of
                            John  A.  Levin  &  Co.  (a   registered  investment
                            advisor) (July 1997 to April 1999) and a Director of Baker, Fentress & Company, which owns John A.
                            Levin & Co. (July 1997 to April 1999). Prior thereto, she was Executive Vice President of Smith
                            Barney Mutual  Funds (from  July 1994 to June 1997).
                            She also serves as a Trustee of 73 investment companies advised or administered by EVM and its affiliates.

Donald R. Dwight            Mr.  Dwight is President of  Dwight  Partners,  Inc.
Age:  70, has been a        (a corporate relations and communications  company).
Trustee of the Fund         He is  also a  Trustee/Director of  the Royce  Funds
since 1989.                 mutual funds).  He  also  serves  as a Trustee of 79
                            investment companies advised or administered by EVM and its affiliates.

James B. Hawkes*            President   of  the  Fund  and a Trustee.  Chairman,
Age:  59, has been a        President  and Chief Executive  Officer  of EVM, EVC
Trustee of the Fund         and EV  (since  November 1, 1996,  prior to which he
since 1998.                 was Executive Vice President)  and a Director of EVC
                            and EV. He also serves as a Trustee and/or Officer of 78 investment companies advised or administered by EVM and its affiliates.

Samuel L. Hayes, III        Dr.  Hayes  is  the  Jacob  H.  Schiff  Professor of
Age:  66, has been a        Investment  Banking  Emeritus,  Harvard  University.
Trustee of the Fund         Graduate School  of Business  Administration.  He is
since 1989.                 also  a  Trustee  of  the  Kobrick  Investment Trust
                            (mutual funds). he also serves as a Trustee of 79 investment companies advised or administered by EVM and its affiliates.

Norton H. Reamer            Mr. Reamer is Chairman  and Chief Operating Officer,
Age:  65, has been a        Hellman, Jordan Management Co., Inc. (an  investment
Trustee of the Fund         management   company)  (since  November,  2000)  and
since 1989.                 President,  Jordan  Simmons Capital LLC  (manager of
                            energy related investments) (since November,  2000).
                            President,  Unicorn Corporation  (an  investment and
                            financial advisory services company(since September,
                            2000).  Previously,  he  was  Chairman of  the Board
                            and Chief Executive Officer, United Asset Management
                            Corporation (a holding company  owning institutional
                            investment  management  firms).  Previously  he also
                            served as Chairman,  President  and   Director,  UAM
                            Funds (mutual funds). He also serves as a Trustee of 79 investment companies advised or administered by EVM and its affiliates.

Lynn A. Stout               Ms. Stout is Professor of Law, Georgetown University
Age:  43.                   Law  Center.  She  also serves as a  Trustee  of  75
                            investment companies advised or administered by EVM and its affiliates.

Jack L. Treynor             Mr. Treynor is an investment advisor and consultant.
Age:  71.                   He   also  serves  as  a  Trustee  of  75 investment
                            companies advised or administered by EVM and its affiliates.

       The Trustees and officers of the Fund, as a group, own benefically less than 1% of the shares of the Fund.

       It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of voting in favor of the election of all nominees as Trustees of the Fund to hold office in accordance with the By-Laws of the Fund. Each has consented to stand for election and to serve as a Trustee of the Fund if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

       The Nominating Committee is comprised of all the Trustees who are not "interested persons" as that term is defined under the Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Board will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

       Messrs. Hayes (Chairman), Dwight and Reamer are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund.

       Messrs. Dwight (Chairman) and Reamer are also members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Fund and certain service providers.

       The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance organization are paid by the Fund. For the fiscal year ended September 30, 2000, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund, and for the year ended December 31, 2000, the proposed Trustees of the Fund earned the following compensation in their capacities as Trustees of all funds in the Eaton Vance fund complex (1):

                                     Aggregate
                                    Compensation        Total Compensation from
  Name of Trustee                    from Fund           Fund and Fund Complex
  ---------------                    ---------           ---------------------

  Jessica M. Bibliowicz               $  ---                     $160,000
  Donald R. Dwight                       629                      160,000 (2)
  Samuel L. Hayes, III                   743                      170,000
  Norton H. Reamer                       719                      160,000
  Lynn A. Stout                          ---                      160,000 (3)
  Jack L. Treynor                        ---                      170,000

(1) As of March 1, 2001, Eaton Vance fund complex consists of 78 registered investment companies or series thereof.
(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

       Current annual Fund compensation of Messrs. Dwight, Hayes and Reamer is $14,226. If this Proposal is approved Trustee compensation from the Fund will increase to $29,170. Trustees fees are set by the noninterested Trustees and can change based on numerous factors, such as the relative size of the Fund to other funds in the Eaton Vance complex.

       Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any trustee or obligate the Fund to pay any particular level of compensation to the trustee. The Fund does not have a retirement plan for its Trustees.

       During the fiscal year ended September 30, 2000, the Trustees of the Fund met four times, the Special Committee met once and the Audit Committee met once. Each Trustee, except Mr. Reamer, attended at least 75% of the Board and committee meetings on which he serves.

       The Trustees shall be elected by the affirmative vote of a majority of the Fund's shares voting.

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES TO THE FUND'S BOARD OF TRUSTEES.

                 PROPOSAL 2. TO APPROVE A NEW INVESTMENT POLICY
                      TO PERMIT A NEW INVESTMENT STRUCTURE

                                     SUMMARY
       The Board of Trustees of the Fund has approved, and is submitting to the shareholders of the Fund for approval, the adoption of a new investment policy for the Fund to invest its "investable assets" (portfolio securities and cash) in one or more open-end management investment companies, including Boston Income Portfolio (the "Portfolio"), having the same investment adviser. The new investment policy is subject to approval by the Fund's shareholders. If this Proposal is approved by the Fund's shareholders, the Trustees intend to invest the Fund's investable assets in the Portfolio, thereby converting the Fund to the master-feeder structure. The Eaton Vance fund complex has utilized this structure for most of the funds it sponsors over the last several years.

                              NEW INVESTMENT POLICY
       The new investment policy would result in the Fund investing its investable assets in the Portfolio. The Portfolio is a trust which, like the Fund, is registered as an open-end management company under the Investment Company Act of 1940 (the "Act"). The Portfolio is a no-load, open-end management investment company organized as a trust under New York law on March 15, 2001. The interests in the Portfolio are not available for purchase by members of the general public. The Portfolio has substantially the same investment objective, policies and restrictions as the Fund. Eaton Vance Management ("EVM") is currently the investment adviser of the Fund and its wholly-owned subsidiary, Boston Management and Research ("BMR"), will be the investment adviser of the Portfolio if Proposal 2(B) is approved. Accordingly, by investing in the Portfolio, the Fund would seek its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its objective, policies and restrictions.

       The new investment policy would also permit the Fund to invest in other registered investment companies in the Eaton Vance group of funds in addition to or in lieu of the Portfolio, if such other funds invest in securities that the Fund can invest in and the Trustees of the Fund determine it is in the best interests of the Fund to do so. There is no current intention to use this authority.

       By investing the Fund's assets in the Portfolio, the Trustees expect that the Eaton Vance organization will be in a position to engage in new marketing strategies by sponsoring other collective investment vehicles with different distribution arrangements that could invest in the Portfolio. Eaton Vance Distributors, Inc. has employed personnel to develop such new vehicles for several years. To the extent that these strategies are successful, the new master-feeder structure could enable the Fund to participate in a larger, more diversified and potentially more attractive investment portfolio. The Fund would be in a position to benefit, directly or indirectly, from certain economies of scale, based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed and that a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. The Trustees also believe that investing in the Portfolio may produce other benefits resulting from such increased asset size such as the ability to purchase securities in larger amounts than the Fund currently is able to acquire and to increase diversification. No such portfolio benefits or economies of scale are anticipated until other investors invest their assets in the Portfolio. There can be no assurance that these anticipated benefits will be realized. The Board recognized that the investment adviser could benefit from the proposed structure because it could increase assets under management.

       To the extent that the Fund invests its investable assets in the Portfolio, the Fund would no longer require investment advisory services. For this reason, if the Fund utilizes the master-feeder structure proposed, then no investment advisory fees will be paid under the existing investment advisory agreement of the Fund with EVM. The Portfolio has an Investment Advisory Agreement pursuant to which BMR will be paid a monthly fee equal to and calculated in the same manner as the fee currently being paid by the Fund, as set forth in Proposal 3(B). No increase in the schedule of advisory fee rates is proposed. Thus, the total investment advisory fee received by EVM and its subsidiary will not decline as a result of the implementation of the Fund's proposed investment in the Portfolio.

       The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement with the Portfolio. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services, the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or EVM; and investment advisory fees and, if any, administrative services fees. The Portfolio and the Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and trustees with respect thereto, to the extent not covered by insurance.

         The following table shows the actual expenses of the Fund for the twelve months ended September 30, 2000, and a pro forma adjustment thereof assuming the Fund had invested its investable assets in the Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of converting the Fund to the master-feeder structure and the estimated costs of this proxy solicitation (approximately $100,000). The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; and (ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period. (Current net assets actually are about $800 million, which will reduce expenses.)

                CLASS A OPERATING EXPENSES FOR THE TWELVE MONTHS
                      ENDED SEPTEMBER 30, 2000 (unaudited)
              (annualized as a percent of average daily net assets)

                                               Pro Forma (assuming that the
                                            average daily net assets invested
                                               by the Fund in the Portfolio
                                                    were $491,298,681)
                                            ------------------------------------
                                   Actual      Fund      Portfolio       Total
                                   ------      ----      ---------       -----
Annual Fund Operating Expenses
  Investment  advisory fees . . .  0.625%      0.000%     0.625%         0.625%
  Other  expenses . . .   . . . .  0.485%      0.435%     0.080%         0.515%
                                   ------      ------     ------         ------
Total Fund  Operating  Expenses .  1.110%      0.435%     0.705%         1.140%
                                   ======      ======     ======         ======

                CLASS I OPERATING EXPENSES FOR THE TWELVE MONTHS
                      ENDED SEPTEMBER 30, 2000 (unaudited)
              (annualized as a percent of average daily net assets)

                                            Pro Forma (assuming that the
                                         average daily net assets invested
                                            by the Fund in the Portfolio
                                                were $491,298,681)
                                 -----------------------------------------------
                                      Actual      Fund      Portfolio     Total

Annual Fund Operating Expenses
  Investment  advisory fees . . . . . 0.625%      0.000%      0.625%      0.625%
  Other  expenses . . . . . . . . .   0.235%      0.185%      0.080%      0.265%
                                      ------      ------      ------      ------
Total Fund  Operating  Expenses . .   0.860%      0.185%      0.705%      0.890%
                                      ======      ======      ======      ======

       Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been about the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

       In recommending that the shareholders authorize the conversion of the Fund to the master-feeder structure, the Trustees have taken into account and evaluated the possible effects which increased assets in the Portfolio may have on the expense ratio of the Fund. There is, of course, no assurance that the net assets of the Portfolio will grow. After carefully weighing the costs involved against the anticipated benefits of converting the Fund to the master-feeder structure, the Board of Trustees recommend that the shareholders of the Fund vote to approve this Proposal.

       If this Proposal is approved by shareholders of the Fund, the Board of Trustees expects to implement the investment for the Fund by causing the Fund to exchange its investable assets (portfolio securities and cash) as well as certain other assets (including receivables for securities sold from the portfolio and receivables for interest on portfolio securities) for an interest in the Portfolio. The proposed transaction will not alter the rights and privileges of shareholders of the Fund. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

       The Fund would be able to withdraw its investment in the Portfolio at any time, if the Trustees determine that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including the investment of the investable assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with its investment policies as is presently the case.

                          DESCRIPTION OF THE PORTFOLIO
       The investment objective of the Portfolio is the same as the objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. If the proposed investment in the Portfolio is implemented, the Fund's assets would no longer be directly invested in a portfolio of securities but would rather be invested in the securities of the Portfolio. Because the assets of the Portfolio would be directly invested in a portfolio of securities, the Trustees of the Fund believe there are no material risks of the Fund investing in the Portfolio that are different from those to which shareholders of the Fund are currently subject.

       The approval of the Portfolio's investors (i.e., holders of interests in the Portfolio, such as the Fund) would be required to change any of its investment restrictions; however, any change in nonfundamental investment policies would not require such approval. For a discussion of when Fund shareholders would be requested to vote on Portfolio matters, see below.

       Like the Fund, the Portfolio determines its net asset value once on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange. The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses). The Portfolio has adopted the same valuation methodology for its securities as the Fund. Most securities are valued by an independent pricing service. The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. Net asset value per share is computed by determining the value of the Fund's assets (its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

       As a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio does not pay federal income or excise taxes. Provided the Fund qualifies as a regulated investment company for federal income tax purposes (by distributing to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code) and the Portfolio is treated as a partnership for federal and Massachusetts tax purposes, neither is liable for income, corporate excise tax or franchise tax in Massachusetts.

       Interests in the Portfolio have no pre-emptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of the trustees holding office had been elected by holders. The trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage interest in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any trustee. A trustee of the Portfolio may be removed upon a majority vote of holders in the Portfolio qualified to vote in the election. The By-Laws require the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

       Each holder in the Portfolio is entitled to a vote in proportion to its share of the interests in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders.

       Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal, with respect to the Portfolio that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Fund.

       Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio. However, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists, and the Portfolio itself is unable to meet its obligations. Thus, shareholders of the Fund should not experience losses from the new investment structure itself.

       The Portfolio has its own board of trustees, including a majority of trustees who are not "interested" persons of the Portfolio as defined in the Act. The present trustees of the Portfolio are listed in Proposal 1 of this Proxy Statement. The Trustees of the Fund will be the same as the trustees of the Portfolio if Fund shareholders approve the Trustees being proposed for election in Proposal 1 of this Proxy Statement.

       Pursuant to a regulation of the Internal Revenue Service, the contribution of its assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes.

                 PROPOSED SUPPLEMENT TO INVESTMENT RESTRICTIONS
       The Board of Trustees of the Fund has approved, subject to a shareholder vote, the following supplemental provision to be added to the investment restrictions of the Fund to permit it to invest its investable assets in the Portfolio and in certain other funds:

        "Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the Investment Company Act of 1940."

                        EVALUATION BY THE FUND'S TRUSTEES
       The Board of Trustees of the Fund have carefully considered this Proposal, which will in effect authorize the conversion of the Fund to the master-feeder structure. As discussed above, the Trustees of the Fund believe that over time the aggregate per share expenses of the Fund and the Portfolio should be less than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and to invest directly in securities, although there can be no assurance that such expense savings will be realized. The Board also considered risks associated with an investment in the Portfolio. The Trustees believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities. Moreover, investment in other investment companies by the Fund would only be implemented after Trustee assessment of the cost and risk of doing so.

       Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to the Proposal, the Fund's Trustees (including the Independent Trustees) have concluded that it would be in the best interests of the Fund and its shareholders to approve a new investment policy which supplements the fundamental investment restrictions of the Fund.

                       VOTE REQUIRED TO APPROVE PROPOSAL 2
       Approval by the shareholders of the Fund of the new investment policy requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.
                                       9

       THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THIS PROPOSAL. In the event the shareholders of the Fund fail to approve this Proposal, the Trustees would continue to retain EVM as the investment adviser for the Fund to manage the Fund's assets through direct investments in securities.

                 PROPOSAL 3. AUTHORIZATION TO VOTE AT MEETING OF
                               PORTFOLIO INVESTORS

       Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio is expected to call a meeting of its holders (including the Fund) to vote on such matters if Proposal 2 is approved. Specifically, it is expected that the Portfolio will ask its holders to vote at such meeting to:

     (A)  Elect a board of trustees of the Portfolio; and

     (B) Approve the Investment Advisory Agreement as set forth in Exhibit A to this Proxy Statement between the Portfolio and its investment adviser, Boston Management and Research (a subsidiary of Eaton Vance Management).

       The Fund will cast its votes at the meeting of holders of interests in the Portfolio on each matter in the same proportions as the votes cast by the Fund's shareholders. Based on the Fund's current net assets, it is anticipated that the Fund will hold over 99% of the interests in the Portfolio when the conversion occurs.

               PROPOSAL 3(A). AUTHORIZE THE FUND TO ELECT TRUSTEES
                                OF THE PORTFOLIO

       It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of authorizing the Fund to vote in favor of the election of the seven nominees set forth in Proposal 1 to be Trustees of the Portfolio, to hold office until their successors are elected and qualified.

       It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the Fund may vote for a substitute nominee or nominees (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

       The Portfolio has the same committee and compensation structure for Trustees as described in Proposal 1 for the Fund. Portfolio trustee fees will initially be $4,217, which is in addition to the Fund's Trustee fees.

       THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE FUND TO ELECT EACH NOMINEE AS A TRUSTEE OF THE PORTFOLIO AT THE MEETING OF THE HOLDERS OF INTERESTS IN THE PORTFOLIO.

                PROPOSAL 3(B). AUTHORIZE THE FUND TO APPROVE THE
                       INVESTMENT ADVISORY AGREEMENT WITH
                         BOSTON MANAGEMENT AND RESEARCH

       Boston Management and Research ("BMR") will act as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement between BMR and the Portfolio, to be dated the date of the conversion to the master-feeder structure (the "Agreement"). BMR, a Massachusetts business trust, is a wholly-owned subsidiary of Eaton Vance Management ("EVM"). BMR or EVM act as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $45 billion. EVM a Massachusetts business trust, is a wholly-owned subsidiary of Eaton Vance Business Trust ("EVBT"), a business trust recognized under Massachusetts law, and EVBT is a holding company that is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. EVC also owns all of the outstanding stock of EVBT's, BMR's and EVM's trustee, Eaton Vance, Inc. ("EV"). BMR and EVM employ the same investment personnel to provide advisory services to their respective clients.

       The Agreement is substantially identical to the investment advisory agreement of the Fund. The Trustees of the Fund have reviewed the Agreement and recommend that the shareholders of the Fund vote to authorize the Fund to approve the Agreement entered into by the Portfolio at the meeting of holders of interests in the Portfolio. A copy of the Agreement is attached hereto as Exhibit A and the discussion of the Agreement herein is qualified in its entirety by such Agreement.

       The Agreement will remain in full force and effect through March 31, 2002, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the board of trustees of the Portfolio or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, and (ii) by the vote of a majority of these trustees of the Portfolio who are not interested persons (as defined in the Act) of BMR or the Portfolio cast in person at a meeting called for the purpose of voting on such approval. In connection with the organization of the Portfolio, the Agreement was approved by the trustees of the Portfolio, including a majority of those trustees who are not interested persons of BMR on March 15, 2001 and by vote of EVM and BMR, which were then the holders of all the outstanding voting securities of the Portfolio, also on March 15, 2001. At the time of such action by the trustees of the Portfolio, Mr. Hawkes, a director and chief executive officer of EVC and its affiliates, and a Voting Trustee and stockholder of EVC, was a trustee of the Portfolio.

       Under the terms of the Agreement, the Portfolio will employ BMR to act as investment adviser for and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of its trustees. BMR furnishes to the Portfolio investment advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the BMR organization to serve without salary as officers or trustees of the Portfolio.

       In approving the Agreement for the Portfolio, the Trustees of the Portfolio took into account such factors and information as were deemed by them to be relevant to BMR's investment advisory relationship with the Portfolio. In their deliberations the Trustees considered: the requirements and needs of the Portfolio for management and administrative services and facilities, the desirability of providing for the management of the Portfolio through the EVC organization (of which BMR is a part), the nature, extent and quality of the management and administrative services and facilities heretofore provided by the

EVC organization to the Fund, the ability of BMR's personnel, the fiduciary duties and risks to be assumed by the BMR organization and its commitment to provide management and administrative services and facilities to the Portfolio on a continuing basis, the aggregate of the compensation and benefits which will be received by the BMR organization pursuant to the Agreement, the necessity that the BMR organization maintain its ability to retain and attract capable personnel to service the Portfolio, the continuance of appropriate incentives to assure that the BMR organization will provide high quality management and administrative services to the Portfolio, the revenues, expenses, financial condition, stability and capabilities of the EVC organization, the advantages to the Portfolio of being one of many investment companies advised and administered by the EVC organization, the investment performance of the Fund since its inception, the various investment strategies and techniques to be employed by BMR to enhance the Portfolio's investment performance, current developments and trends in the mutual fund and financial services industries including the entry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial amounts to engage personnel and to provide services for competing mutual funds, the existence of soft dollar arrangements from which BMR may benefit for trades made for the Portfolio, and other information and factors which the trustees believed relevant to the matter.

       Pursuant to the Agreement, BMR will provide the Portfolio with investment research, advice and supervision, will furnish an investment program and will determine what securities will be purchased, sold or exchanged by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Agreement required BMR to pay the salaries and fees of all officers and trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Agreement provides that the Portfolio will pay all its expenses other than those expressly stated to be payable by BMR, as set forth in paragraph 3 of Exhibit A.

       In consideration of the services, payments and facilities to be furnished by BMR under the Agreement, the Portfolio will pay BMR a monthly advisory fee of 5/96% of 1% (equivalent to 0.625% annually) of average daily net assets throughout the month. This is the same as the advisory fee currently being paid by the Fund. Therefore, there will be no increase in the schedule of advisory fee rates as a result of the conversion of the Fund to the master-feeder structure. Because the Portfolio has not commenced operations as of the date of this Proxy Statement, BMR has not received any investment advisory fees from the Portfolio.

       BMR also acts as investment adviser to High Income Portfolio, an investment management company with similar investment objectives and policies as the Fund. Under its investment advisory agreement with High Income Portfolio, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee beginning at 0.300% and 3.00%, respectively, on assets of up to $500 million and declining thereafter. For the fiscal year ended October 31, 2000, High Income Portfolio paid BMR advisory fees equivalent to 0.62%. The net assets of High Income Portfolio for the fiscal year ended October 31, 2000 were almost $1.2 billion.

       Michael Weilheimer and Thomas Huggins, Vice Presidents of EVM and BMR, have been the co-portfolio managers of the Fund since January 1, 2000, and will serve as co-portfolio managers of the Portfolio. Mr. Weilheimer has managed the Fund since January 1, 1996.

       The Agreement provides that it may be terminated at any time without penalty on sixty days' notice by BMR or by the trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio, and that it shall automatically terminate in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities. The Agreement also provides that BMR shall be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

                     VOTE REQUIRED TO AUTHORIZE THE FUND TO
                    APPROVE THE INVESTMENT ADVISORY AGREEMENT
       Authorization of the Fund to approve the Portfolio's Investment Advisory Agreement with BMR at the meeting of the holders of interests in the Portfolio requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined under "Vote Required to Approve Proposal 2").

       THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL. In the event that the shareholders of the Fund fail to approve this Proposal, the Trustees of the Fund will consider what further action should be taken.

                       NOTICE TO BANKS AND BROKER/DEALERS

         The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional Proxy Statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                   CERTAIN INFORMATION REGARDING BMR, EVM AND
                   THE OFFICERS OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISERS. Eaton Vance Management ("EVM") or Boston Management and Research ("BMR") with their principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, act as investment adviser to investment companies and various individual and institutional clients, with combined assets under management of over $45 billion. EVM also provides administrative and management services to certain Eaton Vance funds.

INFORMATION ABOUT BMR AND EVM. BMR and EVM are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV is a wholly-owned subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its indirect subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of BMR are owned by EVM, and all of the outstanding shares of EVM are owned by Eaton Vance Business Trust, which is wholly-owned by EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. The address of EVC, EVM, BMR, EVBT, EV and of its Directors or Trustees is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

         EVC owns 21% of the Class A shares of Lloyd George Management (BVI) Limited, a registered investment adviser based in Hong Kong. EVC and its affiliates may also enter into other businesses.

EATON VANCE DISTRIBUTORS, INC. Eaton Vance Distributors, Inc. ("EVD") (a wholly-owned subsidiary of EVM) acts as principal underwriter for over [ ] investment companies, each of which makes a continous offering of shares. EVC also acts as the Placement Agent for the Portfolio. The Placement Agent Agreement is renewable annually by the Portfolio's board of trustees (including a majority of the independent trustees), may be terminated on sixty days' notice either by such trustees or by vote of a majority of the outstanding voting securites of the Portfolio or on six months' notice by the Placement Agent and is automatically terminated upon assignment.

                             ADDITIONAL INFORMATION

AUDITORS, AUDIT FEES AND ALL OTHER FEES. PricewaterhouseCoopers LLC ("PWC"), 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Fund. PWC is expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements dated September 30, 2000 were $39,375. Aggregate fees for non-audit services provided by PWC to the Fund for the last fiscal year were $7,860. The audit committee of the Fund believes the provision of non-audit services is compatible with maintaining the auditor's independence. PWC provides services to numerous other investment companies sponsored by Eaton Vance, but not to EVC (or its affiliates).

OFFICERS OF THE FUND AND THE PORTFOLIO. The officers of the Fund, with their ages indicated in parenthesis, are as follows: James B. Hawkes (59), President; Thomas P. Huggins (35), Vice President and Co-Portfolio Manager, and Vice President of Eaton Vance and BMR; Michael W. Weilheimer (40), Vice President and Co-Portfolio Manager, and Vice President of Eaton Vance and BMR; Alan R. Dynner
(60), Secretary, and Vice President and Chief Legal Officer and Secretary of Eaton Vance and BMR; James L. O'Connor (56), Treasurer, and Vice President of Eaton Vance and BMR; Barbara E. Campbell (43), Assistant Treasurer, and Vice President of Eaton Vance and BMR; Janet E. Sanders (65), Assistant Treasurer and Assistant Secretary, and Vice President of Eaton Vance and BMR; A. John Murphy
(38), Assistant  Secretary,  and Vice President of Eaton Vance and BMR; and Eric
G. Woodbury (43), Assistant Secretary, and Vice President of Eaton Vance and BMR. All of the officers of the Fund have been employed by Eaton Vance or their predecessors for more than five years except Mr. Dynner, who was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington D.C., prior to November 1, 1996; and Mr. Huggins who was a fixed income trader for John Hancock Mutual Funds prior to April, 1997. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance.

SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Income Fund of Boston, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund.
Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC, Inc., or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC, Inc., or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $100,000.

       Shareholders may also choose to give their proxy votes by telephone using a touchtone voting system rather than return their proxy cards. Please see the proxy card for the toll free number. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In all cases where proxies are given by telephone, a shareholder would be asked for his or her Social Security number or other identifying information. The shareholder would then be given an opportunity to either authorize the caller to vote their shares at the Meeting in accordance with their instructions or provide their instructions through the use of a touchtone voting system. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll free number will be available in case the information contained in the confirmation is incorrect.

       All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of any Proposals.

       In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by June 15, 2001, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

       The Fund will furnish, without charge a copy of the Fund's Annual or Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Alan R. Dynner, Secretary, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109, or should call Eaton Vance Shareholder Services at 1-800-225-6265.

                                                                     Appendix A


                             BOSTON INCOME PORTFOLIO

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this 15th day of March, 2001, between Boston Income Portfolio, a New York trust (the "Trust"), and Boston Management and Research, a Massachusetts business trust (the "Adviser").

       1. DUTIES OF THE ADVISER. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

       The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser shall pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

       The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of its portfolio. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be purchased, sold or exchanged and what portion of the Trust's assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, lend and otherwise trade in any and all types of securities, commodities and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

       The Adviser shall place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers or other persons selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers or other persons and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices which are advantageous to the Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of any one or more investment companies sponsored by the Adviser or its affiliates or shares of any other investment company or series thereof that invests substantially all of its assets in the Trust.

       2. COMPENSATION OF THE ADVISER. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust compensation in an amount equal to 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Trust throughout each month, computed in accordance with the Declaration of Trust of the Trust and any applicable votes of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee shall be computed upon the basis of the average of valuations made throughout such period.

       The Adviser may, from time to time, waive all or a part of the above compensation.

       3. ALLOCATION OF CHARGES AND EXPENSES. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of organizing and maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, spreads, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances),
(xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust,
(xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

       4. OTHER INTERESTS. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Eaton Vance" or "Boston Management and Research" or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

       5. LIMITATION OF LIABILITY OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

       6. SUB-INVESTMENT ADVISERS. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such investment adviser and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940.

       7. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including March 31, 2002 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after March 31, 2002 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

       Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

       8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

       9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of the Trust (Section 5.2 and 5.6) limiting the personal liability of the Trustees and officers of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

       10. CERTAIN DEFINITIONS. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities" shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  BOSTON INCOME PORTFOLIO


                                  By:      /s/ James B. Hawkes
                                           -------------------------------------
                                           President


                                  BOSTON MANAGEMENT AND RESEARCH


                                  By:      /s/ Alan R. Dynner
                                           -------------------------------------
                                           Vice President

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

                        EATON VANCE INCOME FUND OF BOSTON
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 15, 2001
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of Eaton Vance Income Fund of Boston, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 15, 2001 at 1:30 P.M., Boston Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


                 MARK HERE FOR COMMENT AND NOTE AT LEFT            [     ]
                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [     ]

                    VOTE VIA THE INTERNET: www.xxxxxxxxxx.com
                    VOTE VIA THE TELEPHONE:  1-800-597-7836
                    CONTROL NUMBER:

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    ------------------------------------------------------------
                    Signature(s)


                    ------------------------------------------------------------
                    Date

          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MAKE BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  [   ]

1.  To elect seven Trustees of the Fund as follows:
    Nominees:
    (01) J.M. Bibliowicz  (02) D.R. Dwight         FOR ALL         WITHHELD FROM
    (03) J.B. Hawkes      (04) S.L. Hayes, III     NOMINEES         ALL NOMINEES
    (05) N.R. Reamer      (06) L.A. Stout
    (07) J.L. Treynor                              [      ]          [       ]

   To withhold your vote for any individual nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.
  -----------------------------------------------------


2.  To adopt a new investment policy to permit    FOR     AGAINST      ABSTAIN
    a new investment structure as described in
    the Proxy Statement.                         [   ]     [    ]       [    ]

3.A. To authorize the Fund to vote at a meeting
     of holders of interests in the Portfolio to
     elect seven Trustees of the Portfolio.
     Nominees:
    (01) J.M. Bibliowicz  (02) D.R. Dwight        FOR ALL          WITHHELD FROM
    (03) J.B. Hawkes      (04) S.L. Hayes, III    NOMINEES         ALL NOMINEES
    (05) N.R. Reamer      (06) L.A. Stout
    (07) J.L. Treynor                             [      ]           [       ]

   To withhold your vote for any individual nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.
  -----------------------------------------------------

3B. To authorize the Fund to vote at a meeting
    of holders of interests in the Portfolio to
    approve the Investment Advisory Agreement
    between the Portfolio and Boston Management   FOR      AGAINST     ABSTAIN
    and Research set forth as Exhibit A to the
    Proxy Statement                              [    ]    [    ]       [    ]


SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE